EXHIBIT 23.1





            CONSENT OF INDEPENDANT REGISTERED PUBLIC ACCOUNTING FIRM


     We hereby consent to the use in this registration statement on Form SB-2 of our report dated September 12, 2006 relating to the financial statements of Poseidis, Inc. as of February 28, 2006 and for the year then ended and to the reference of our firm as experts in the registration statement.



                                                   /s/MOORE STEPHENS, P. C.

                                                   MOORE STEPHENS, P. C.
                                                   Certified Public Accountants.

New York, New York

October 6, 2006